EXHIBIT 10.6



                                      LEASE

                           OF PREMISES IN BUILDING AT
                             5757 WILSHIRE BOULEVARD
                             LOS ANGELES, CALIFORNIA


                   OSCHIN AND SNYDER II, a California general
                  partnership, d.b.a. MUSEUM SQUARE ASSOCIATES


                                       and


                         ONLY MULTIMEDIA NETWORK, INC.,
                            a California corporation

























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                                OFFICE LEASE FORM

                                TABLE OF CONTENTS


PARAGRAPH                  DESCRIPTION
---------                  -----------

  1.                       Premises

  2.                       Term

  2(a).                    Options

  3.                       Rent

  4.                       Use

  5.                       Security Deposit

  6.                       Improvements, Repairs and Alterations

  7.                       Trade Fixtures

  8.                       Damage or Destruction

  9.                       Services

  10.                      Hold Harmless and Non-Liability of Landlord

   11.                     Insurance

   12.                     Notices

   13.                     Insolvency or Receivership

   14.                     Default

   15.                     Waiver

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

PARAGRAPH                  DESCRIPTION
---------                  -----------

   16.                     Removal of Property

   17.                     Waiver of Damages for Re-Entry

   18.                     Cost of Suit and Attorneys' Fees

   19.                     Litigation Against Tenant

   20.                     Tax on Tenant's Property

   21.                     Liens

   22.                     Operating Expenses

   23.                      Subordination and Attornment

   24.                     Subrogation

   25.                     Condemnation

   26.                     Waiver of Redemption by Tenant; Holding Over

   27.                     Entry and Inspection

   28.                     Rules and Regulations

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PARAGRAPH                  DESCRIPTION

   29.                     Successor and Assigns

   30.                     Assignment and Subletting

   31.                     Time of the Essence

   32.                     Taxes on Rentals or Other Payments to Landlord

   33.                     Expenditures by Landlord and Interest on Delinquent
                            Obligations

   34.                     Estoppel Certificate

   35.                     Conveyances By Landlord

   36.                     Landlord's Default

   37.                     Parking

   38.                     Tenant's Lease of Other Space in Building

   39.                     Right to Relocate

   40.                     Severability

   41.                     Real Estate Broker

   42.                     Delivery for Examination

   43.                     No Air Rights

   44.                     Prohibition Against Recording

   45.                     Waiver by Tenant

   46.                     Reservations of Landlord

   47.                     Identification of Tenant

   48.                     Modification for Lender

   49.                     Authorized Signatory

   50.                     Financial Statements

PARAGRAPH                  DESCRIPTION

  51.                      Hazardous Materials

  52.                      Compliance Cost

  53.                      Transportation Management

  54.                      Covenant of Quiet Enjoyment

  55.                      Directory

  56.                      Entire Agreement

  57.                      Cancellation

  58.                      Conference Center

  59.                      Captions


                                    EXHIBITS


                  "A"      PREMISES OUTLINE
                  "B"      IMPROVEMENTS TO PREMISES
                  "C"      RULES AND REGULATIONS
                  "D"      ESTOPPEL CERTIFICATE

                                      LEASE

         THIS LEASE ("Lease"), is made at Los Angeles, California, on July 17, 1998, between OSCHIN AND SNYDER II, a California general partnership. d.b.a. MUSEUM SQUARE ASSOCIATES, as Landlord, and ONLY MULTIMEDIA NETWORK, INC., a California corporation whose present address is 5820 Wilshire Boulevard) Los Angeles, CA 90036, as Tenant.

     1. Premises. Landlord hereby leases to Tenant, and Tenant hereby hires and takes from Landlord, upon the terms and conditions hereinafter set forth, those certain premises ("Premises) known as Suite 124, consisting of approximately 3,100 square feet of "net rentable area" as shown on Exhibit "A" attached hereto, which Premises are located at 5757 Wilshire Boulevard, Los Angeles, California 90036 (the "Building"). The court, plaza area, ground level visitor parking area, Parking Structure (as hereinafter defined) and other improvements are referred to in this Lease as the "Project".

     For purposes of this Lease, the term "net rentable area" shall mean 112.5% of the " net usable area". The term "net usable area" shall mean all floor area in a tenant space, measured to the inside glass surface of the outer Building walls, to the interior side of corridors and other permanent partitions, and to the center of partitions that separate the tenant space from adjoining tenant spaces, without deductions for columns and projections necessary to the Building.

     2. Term. The term of this Lease shall be for ten (10) years and one (1) month from the "Commencement Date", as hereinafter defined, and is tentatively scheduled to commence on October 1, E998 ("Target Commencement Date") and end on October31, 2008. If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on the Target Commencement Date of the Lease term, this Lease shall not be voidable, nor shall Landlord or its agents be liable to Tenant for any loss or damage resulting therefrom.

     The  Premises  shall be deemed  completed  and  possession  delivered  when
Landlord has substantially completed the Tenant Improvements described in Exhibit "B" attached hereto, exclusive of installation of all telephones, computers and other communications facilities, and other finish work, special leasehold improvements or decorating work to be performed by Tenant. Tenant shall accept the Premises upon notice from Landlord that the Tenant Improvements has been substantially completed. By taking possession of the Premises, Tenant shall be deemed to have acknowledged that (I) it has inspected the Premises, and
(ii) all work to be performed by Landlord has been satisfactorily completed, except for the items on the Punch List, as defined in and delivered pursuant to the Paragraph 2E7 of Exhibit "B". Tenant acknowledges that neither Landlord nor any agent of Landlord has made any promise, representation or warranty with respect to the Premises, the Building or the Project. or with respect to the suitability of ally part of the Premises, the Building or the Project for the conduct of Tenant's business unless otherwise expressly set forth in the Lease or its exhibits, and any statement which may have been made by Landlord or any agent or representative of Landlord is expressly disclaimed and is not being relied upon by Tenant. Promptly following the tendering of possession of the Premises to Tenant by Landlord, Tenant agrees to proceed with all due diligence with the installation of its fixtures and equipment.

     The term of this Lease and Tenant's obligations under this Lease shall commence on the earlier to occur of; (i) fifteen (15) days after the date on which Landlord has notified Tenant that the Tenant Improvements have been substantially completed , or (ii) the date on which Tenant commences the operation of its business in the Premises or any part thereof. The date of commencement as defined in the previous sentence ("Commencement Date") shall be confirmed in writing by the parties in the form as set forth in Exhibit "C" attached hereto promptly upon such commencement. and thereupon such written confirmation shall be attached hereto.

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

     Tenant shall, at the termination of this Lease by the expiration of time or otherwise, surrender and deliver up the Premises to Landlord in as good condition as when received by Tenant from Landlord at the Commencement Date, reasonable wear, tear and casualty expected, and shall surrender all keys, any key cards, and any parking stickers or cards to Landlord, and advise Landlord as to the combination of any locks or vaults then remaining in the Premises. Tenant shall pay for all damage to the Project, as well as all damage to tenants or occupants thereof, caused by Tenant's misuse or neglect of the Premises or the appurtenances thereto, Promptly upon request by Landlord following expiration or earlier termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord an instrument in recordable form releasing, remising and quitclaiming to Landlord all right, title and interest of Tenant in the Premises by reason of this Lease or otherwise.

     2(a). Options. Tenant shall have an ongoing Right of First Offer on the adjacent space on the Ground Floor at Fair Market Rate.

     3. Rent. Tenant agrees to pay, without notice or demand, to Landlord, or Landlord's agent, base rent for the Premises according the following schedule:

Months 2-36  (November  1, 1998 - September  30,  2001)  -$5,735.00  ($1.85 psf)
Months  37-72  (October 1, 2001 - September  30,  2004) - $6,510.00  ($2.10 psf)
Months 73-121 (October 1, 2004 2October 31, 2008) - $7,440.00 ($2.40 psf)


Rental payments are due in advance on the 1st day of the term of this Lease and on the 1st day of each calendar month thereafter during the term, except that if the 1st day of the term shall not be the 1st day of the month, the rent for the portion of the term occurring in the in tie first and last months of the term shall be appropriately prorated, except that the first month's rent shall be paid upon execution of this lease.

     All payments to be paid by Tenant pursuant to any provision of this Lease shall be deemed "rent", and all rent shall be paid at the office of the Landlord, or at such other place as may be designated in writing from time to time by Landlord in lawful money of the United States and without deduction or offset for any reason whatsoever,

     Tenant acknowledges that late payment by Tenant to Landlord of any rent due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impractical to calculate. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance covering the Premises. Therefore, if any installment of rent is not received by Landlord when due, Tenant shall pay to Landlord an additional sum equal to the greater of five percent (5%) of the amount due or $300.00 as a late charge. The parties agree to this later charge represents a fair and reasonable estimate of the cost that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenants default with respect to the overdue amount, or prevent Landlord from exercising any other rights or remedies available to Landlord.

     4. Use. The premises are to be used as general offices and any other legal use consistent with the operation of a Class A office building, except as limited below and for no other business or purpose without the prior written consent of Landlord, which may be withheld by Landlord in its sole and absolute discretion.

     By way of illustration and without expanding in ally way the permitted uses of the Premises, neither tenant nor any subtenant or assignee shall use all or any portion of the Premises for (i) any product display activity (such as that of a manufacturer's representative) other than that which is ancillary to office use or other uses specifically permitted hereunder, (ii) any government-related use, or office of a government authority (or subdivision or agency thereof) or quasi-governmental agency without limitation, the office of the consulate general or other diplomatic representative of a foreign state or sovereignty,
(iii) any data processing business, not including data processing business, not including data processing activity ancillary to office use or other uses specifically permitted hereunder, (iv) any health care professional other than one present only to provide physical examinations or emergency care to employees of Tenant, (v) any school or other training or educational use other than that which is ancillary to office use or other uses specifically permitted hereunder,
(vi) any clerical support service other than that which is ancillary to office use or other uses specifically permitted hereunder, (vii) any "executive suite" type use where office suites are maintained for individual rental with common services provided by tenant, a subtenant, or an assignee, (viii) any restaurant facility other than an executive or employee dining room facility which has received the prior written consent of Landlord in connection with the construction or alterations of the Premises, or (ix) any personnel agency.

     No use shall be made or permitted to be made of the Premises and no acts done in or about the Premises, which (I) will in any way conflict with any law, ordinance, rule or regulation affecting the occupancy or use of the Premises, the Parking Structure or any other part of the Project which is now or may hereafter be enacted or promulgated by any public authority, (ii) interferes with the transmission or reception of microwave, television, radio, or other communication signals by antenna or satellite dishes located in the Project, or
(iii) will increase the existing rate of insurance upon the Project, or cause a cancellation of any insurance policy covering the Project or any part thereof. Tenant shall not sell, or permit to be kept, used or sold in or about the Premises any article which may be prohibited by the standard form of fire insurance policy. Tenant shall comply with any direction of any governmental authority having jurisdiction, which shall. by reason of the Tenant's use or occupancy of the Premises, the Parking Structure or any other part of the Project, impose any duty upon Tenant respecting such use or occupancy. Tenant agrees it will use the Premises in such a manner so as to not interfere with or infringe upon the rights of other tenants or occupants of the Project. Tenant shall not commit, or suffer to be committed, any waste upon the Premises, or any public or private nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant of the project, nor shall Tenant, without the prior written consent of Landlord, use any apparatus, machinery or device in or about the premises which shall cause any substantial noise or vibration, or which shall substantially increase the amount of electricity or water, if any, agreed to be furnished or supplied under this Lease. Tenant further agrees not to connect with electrical wires or water or other pipes any apparatus, machinery or device without the prior written consent of Landlord, except that Tenant may, subject to the provisions of Paragraph 9 hereof, install the usual office machines and equipment, such as electrical typewriters, personal computers, facsimile machines, telecopier machines, photocopying machines and similar equipment.

     5. Security Deposit. Concurrent with the execution of this Lease, Tenant shall pay to Landlord the sum of $7,440.00 ("Security Deposit") as security for the performance by Tenant of the terms, covenants and conditions of this Lease. If the base rent due under Paragraph 3 hereof is increased during the term of this Lease, then within fifteen (15) days of notification by Landlord of said increase in base rent, without further notice, Tenant shall pay to Landlord an additional amount to be held as part of the Security Deposit so that the total Security Deposit held by Landlord 15 in the same proportion to the increased base rent due pursuant to Paragraph 3 hereof as tile original Security Deposit bore to the original base rent due under Paragraph 3 hereof Should Tenant faithfully perform all of the terms, covenants and conditions of this Lease, the Security Deposit shall be repaid by Landlord to Tenant at the end of the term of this Lease. Tenant shall not use the Security Deposit to pay the last or any month's rent, or any other charges due hereunder. This sum, both in equity and at law, is Landlord's separate property. In the event Tenant defaults in any amount payable hereunder or fails to perform any of the other obligations of Tenant hereunder, then Landlord shall have the right to apply said Security Deposit, or any portion thereof, toward the curing of such default or failure. The use or application or the Security Deposit or any portion thereof shall not prevent Landlord from exercising any other right or remedy provided hereunder, at law or in equity7 and shall not be construed as liquidated damages. Ii' the event of any such application by Landlord, Tenant shall, upon demand of Landlord, forthwith deposit with Landlord a sufficient amount of cash to restore said Security Deposit to the original amount thereof, and Tenant's failure to do so within five (5) days after such demand by Landlord shall carry with it the same consequences as failure to pay any installment of rental due under this lease. The five (5) day notice specified in the previous sentence shall insofar as not prohibited by law, constitute full satisfaction of notice of default provision required by law or ordinance. Tenant acknowledges that Landlord has the right to transfer or mortgage its interest in the Project4 or any portion thereof, and Tenant agrees that in the event of any such transfer or assign, Landlord shall have the right to transfer or assign the Security Deposit to the transferee or mortgagee. Upon, and only upon, written acknowledgement of Transferees or mortgagee's receipt of such Security Deposit, Landlord shall thereby be released by Tenant from all liability or obligation for the return of such Security Deposit and Tenant shall look solely to such transferee or mortgagee for the return of the Security Deposit.

     6. Improvements. Repairs and Alterations. Tenant agrees by taking possession of the Premises as herein set forth that such Premises are then in a tenantable and good condition, that Tenant will, at Tenant's sole cost and expense, repair and maintain in good order and condition the Premises and every part thereof, and the same will not be altered or changed with the prior written consent of Landlord. As part of the consideration for rental hereunder7 Tenant agrees that all improvements, repairs or maintenance of the Premises shall, except as otherwise herein agreed, be made at Tenant's sole cost and expense. Unless otherwise provided for herein or by written agreement, all improvements, repairs and/or alterations that may be required of or desired by Tenant shall be done only by Landlord's contractor but at the sole cost and expense of Tenant, and all such improvements, repairs and/or alterations shall be the property of Landlord and shall remain upon and be surrendered with the Premises; provided, however, that at Landlord's option Tenant shall. at Tenant's sole cost and expense, when surrendering the Premises, restore the same to its original condition as of the Commencement Date. Performance of such work by Landlord's contractor shall not be deemed a warranty to the adequacy of the design, workmanship, or quality of materials, and Landlord expressly disclaims any responsibility or liability for the same. Following completion of any such improvements, repairs or alterations by Landlord's contractor, Landlord shall assign to Tenant all warranties and rights with respect to the repair and replacement of defective work which it holds from or against Landlord's contractor or other parties with respect to such improvements repairs and/or alterations, and shall thereafter cooperate with Tenant in enforcing the same. Upon expiration or earlier termination of this is Lease, all such warranties and rights shall automatically revert to Landlord and Tenant shall execute and deliver to Landlord all such documents reasonably requested by Landlord to document such reversion. All damage or injury done to the Premises by Tenant, or by any persons who may be in or upon the Premises with the consent of Tenancy, shall be paid for by Tenant.

     7. Trade Fixtures. Subject to the provisions of Paragraph 4 and Paragraph 9 hereof, Tenant shall install and maintain its trade fixtures on the Premises, provided that such fixtures, by reason of the manner in which they are affixed, do not become an integral part of the Building or the Premises. Tenant, if not in default hereunder, may at any time or from time to time during the term hereof, or upon the expiration or termination of this lease, alter or remove any such fixtures so installed by Tenant. If not so removed by Tenant on or before expiration or termination of this Lease, Tenant, upon the request of Landlord so to do, shall thereupon remove same. Any damage to the Building or the Premises caused by any such installation, alteration or removal of such trade fixtures shall be promptly repaired at the sole cost and expense of Tenant.

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     8. Damage or Destruction.  If the premises or the Building shall be damaged or destroyed by any cause insured against under a standard form policy of fire and extended coverage insurance with all-risk subject to the standard policy exclusions ("Landlord's Fire Policy"), such that they are untenantable and cannot be rendered tenantable with 180 days from tile date of such destruction or damage in Landlord's sole and absolute judgement, this Lease may be terminated by Landlord by notice hereinafter provided. Within forty-five (45) days from the date of such destruction or damage Landlord shall give notice to Tenant as to whether or not in Landlord's good faith estimate the Premises and/or the Building can be rendered tenantable with 180 days from tile date of such destruction or damage- If the Premises and/or the Building cannot in Landlord's good faith estimate be made tenantable within said 180-day period, then within seventy-five (75) days from such destruction or damage, Landlord may give notice to Tenant that this Lease is to be terminated, which notice shall be effective ten (10) days thereafter. In case the damage or destruction be not such as to permit termination of this Lease as above provided, or Landlord shall not elect to terminate this Lease within said 75-day period, Landlord shall with due diligence render the Premises tenantable, and a proportionate reduction shall be made in the rent herein reserved corresponding to the time during which and to the portion of the Premises of which Tenant shall be deprived of possession by only to the extend of Landlord's recovery for lost rent from the Premises under any rental loss insurance maintained by Landlord, Landlord shall have no obligation to pay for the repair or restoration of damage or destruction to the Premises or the Building caused by fire or other casualty more than the amount of the insurance proceeds actually received by or paid for the benefit of Landlord by reason of such damage or destruction If the premises or the Building shall be damaged or destroyed by any cause other than a cause insured under Landlord's Fire Policy, then Landlord shall have the right exercisable by notice to Tenant within thirty (30) days after such damage or destruction to terminate this lease effective as of the date of such notice.

     9. Services Subject to the provisions of Paragraph 8 and Paragraph 25 hereof, Landlord shall furnish the Premises, during reasonable and usual business hours and subject to the regulations of the Building with a reasonable amount of water and electricity suitable for the intended use of the Premises, daily janitor service7 except on Saturdays, Sundays and such Building holidays as may be designated by Landlord from time to time. window washing with reasonable frequency, replacement of fluorescent tubes and light bulbs, toilet room supplies, and elevator service consisting of non-attended automatic elevators or elevators with attendants at the option of Landlord, Such heat and air conditioning ("HVAC") as may be required for the comfortable occupation of the Premises will be provided during regular business hours as designated by Landlord from time to time, which hours shall not be less than from 6:00 A.M. to 7:00 PEM., Monday through Friday7 and Saturdays from 7:30 A.M. to 3:30 P.M, except Building holidays During other hours, Landlord shall provide reasonable heat and air conditioning upon twenty-four (24) hours' notice by Tenant to Landlord, and Tenant, upon presentation of a bill therefor, shall pay to

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Landlord  for such  service on an hourly  basis at the then  prevailing  rate as established by Landlord and, if such service is not a continuation of that furnished during regular business hours, Tenant shall pay the same hourly rate for a period of two (2) hours preceding the commencement of such service, Furthermore, whenever heat generating machines or equipment are used in the Premises which affect the temperature maintained supplementary HVAC and the cost of the installation and maintenance thereof shall be paid by Tenant upon demand and, on a monthly basis upon presentation of a bill therefor, Tenant shall pay to Landlord Landlord's cost of all supplementary HVAC so supplied, plus any additional Landlord expenses incurred in keeping account of such supplementary UVAC.

     Tenant shall not, without Landlord's prior consent, use any equipment that utilizes electric current in excess of 110/208 volts or which will increase the amount of electricity ordinarily furnished for use of the Premises for general office purposes. If Tenant requires additional electrical power. Tenant shall request Landlord to provide such power, which Landlord may refuse. If additional electrical power is provided, Tenant shall pay on demand the cost of the installation and maintenance of any additional equipment, wiring or ducting required to furnish such additional power and, on a monthly basis upon presentation of a bill therefor, Tenant shall pay to Landlord Landlord's cost of all electrical current consumed, plus any Landlord expenses incurred in keeping account of the electric current consumed. Tenant shall not be charged for excess electrical consumption except for HVAC during non-business hours until consumption during any month exceeds four (4) watts per rentable square foot multiplied by the net rentable area of the Premises, which product shall be multiplied by the number of "Service Hours" (as defined below) in the relevant month for which such determination is being made ("Normal Quantities"). Solely for purposes of determining "Normal Quantities", Service Hours shall mean ten
(10) hours a day, Monday through Friday, four (4) hours on Saturday, and no hours on Sunday or Building holidays- Notwithstanding the foregoing, Landlord may, at its option, elect to have all equipment requiring additional electrical power be separately metered at Tenant's sole cost and expense.

     Notwithstanding the above. Landlord and Tenant will agree that, at the commencement of this Lease, Tenant's equipment will not exceed standard usage and Landlord will not bill for electrical usage of the original equipment. If Tenant adds equipment after the commencement of the Lease, and such equipment causes Tenant's electrical use to exceed building standard, Landlord will bill Tenant for the excess usage.

     Landlord shall not be liable for failure to furnish any of the foregoing services when such failure is caused by governmental regulation, moratorium or other governmental action, accidents or conditions beyond the control of Landlord, or by repairs, labor disturbances or labor disputes of any character, whether resulting from or caused by acts of Landlord or otherwise; provided, however, that in any of such events, Landlord shall make a prompt and diligent effort to cause the resumption of such services. Landlord shall not be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to the furnishing of any of the foregoing, nor shall any failure relieve Tenant from the duty to pay the full amount of rent herein reserved, or constitute or be construed as a constructive or other eviction of Tenant. In the event of the default of Tenant hereunder, Landlord shall have the right, at Landlord's option, to suspend or discontinue the foregoing services, or any thereof, during the continuance of any such default, and any such suspension or discontinuance shall not be deemed to be an eviction or ejection of Tenant,

     10. Hold Harmless and Non-Liability of Landlord, Except insofar as such injury or damage may result from the gross negligence or willful misconduct of Landlord, Landlord shall not be liable to Tenant for any injury or damage that may result to any person or property in or about the Premises or the Project, from any cause whatsoever, including, but not limited to, injury or damage resulting from any defects in the Project, or any portion thereof, or any equipment located therein or thereon, or from fire, water, gas, oil, electricity or other cause or any failure in the supply of same, or from the acts or negligence of any persons, including co-tenants. Tenant agrees to indemnify and hold Landlord harmless against all claims, and the expense of defending against such claims, for injury or damage to persons or property occurring in or about the Premises and caused by Tenant, its agents, employees, contractors or invitees, except to the extent resulting from the gross negligence or willful misconduct of Landlord.

     11. Insurance Tenant agrees to maintain in full force during the term of this Lease, at its own expense, a policy or policies of comprehensive public liability insurance, including property damage coverage and fire legal liability coverage, with respect to any liability for injury to persons or property or death of persons occurring in or about the Premises and appurtenant areas and Tenant's use thereof, Such insurance shall be issued to and maintained by Tenant in an amount adjusted by Landlord from to time (which in no event shall be less than $3,000,000.00 c6mbined single limit for bodily injury and property damage and shall not be less than $1,000,000.00 for fire legal liability), in a form reasonably satisfactory to Landlord and shall be borne by responsible insurance carriers reasonably satisfactory to Landlord. The required amounts of liability insurance may be increased from time to time by Landlord by notice to accomplish either or both of the following'- (i) to conform to then current standard business practices for comparable business operations; and (ii) to increase the amount to an amount reasonably determined by Landlord as may be required, given the then current economic conditions and the size of damage awards generally, to approximate the same level of protection as was provided on the Commencement Date. The liability coverage whether the minimum described above or such greater amount required hereby in no way limits Tenant's liability for claims in excess of Tenant's policy limits Tenant also agrees to maintain in full force during the Lease term, at its own expense worker compensation insurance as required by statute, and a policy or policies of fire and extended coverage insurance with all-risk subject to standard policy exclusions insuring Tenant's property to the extent of the full replacement value thereof, and a policy of business interruption insurance in a commercially reasonable amount. Tenant shall provide Landlord with a certificate or certificates of insurance evidencing the insurance coverages as set forth herein, both prior to the Commencement Date and as to any policy renewal or replacement, which certificate(s) shall state that such insurance coverage may not be changed or canceled without at least thirty
(30) days' prior written notice to landlord (and, with respect to liability coverage, shall name Landlord, Landlord's agent(s), and Landlord's lender(s) as additional insureds. In the event that Tenant fails to obtain any insurance required of it under the terms of this Lease, Landlord may, at its option, but is not obligated to, obtain such insurance on behalf of Tenant and bill Tenant for the cost thereof. Payment shall be due from Tenant upon presentation of a bill therefor.

     12. Notices. All notices which Landlord or Tenant may be required, or may desire, to serve on the other shall be in writing and may be served, as an alternative to personal service, by mailing the same to certified mail, postage prepaid, which notice shall be effective upon the earlier of proof of delivery or the expiration of five (5) business days after mailing as aforesaid, addressed to Landlord at its office located at 5757 Wilshire Boulevard, Los Angeles, California 90036, Attention: Building Manager, and to Tenant,
Attention: Chief Executive Officer, at the address first set forth in this Lease, until the Commencement Date, and thereafter at the Premises, whether or not Tenant has departed from, abandoned or vacated the Premises, or addressed to such other address as either Landlord or Tenant may from time to time designate to the other in writing.

     13. lnsolvency or Receivership. Either the appointment of a receiver to take possession of all, or substantially all, of the assets of Tenant or general assignment by Tenant for the benefit of creditors, or any action taken or suffered by Tenant under any insolvency or bankruptcy act, shall constitute a breach of this Lease by Tenant.

     14.  Default.  In the event of any  default of this  Lease by Tenant,  then
Landlord may at any time thereafter, subject to applicable law, elect to terminate this Lease for such default: provided, however, if such default does not involve the payment of base rent and/or increases in Operating Expenses, then Tenant shall have ten (10) days after notice from Landlord to cure such default, except that if the nature of such default is that it cannot reasonably be cured within ten (10) days then, provided Tenant promptly commences such cure following such notice from Landlord and thereafter diligently prosecuted the same to completion. Landlord shall not terminate this Lease. Should Landlord at any time terminate this Lease, the damages Landlord may recover shall include the worth at the time of the award of tie amount by which the unpaid rent for the balance of the term of the Lease, after the time of the award, exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided, interest shall be allowed upon unpaid rent, for the purposes of Section 1951.2(b) of the California Civil Code, at the maximum lawful rate per annum. *(Any proof by Tenant under subparagraphs (2) or (3) of subdivision
(a) of Section 1951.2 of the California Civil Code, as to the amount of rental loss that could be reasonably avoided, shall be made in the following manner:
Landlord and Tenant shall each select an independent licensed real estate broker in the business during the last five (5) years of renting property of the same type and use as the Premises and in the same geographic vicinity, and such two real estate brokers shall select a third independent licensed real estate broker similarly qualified and the three licensed real estate brokers so selected shall determine the amount of the rental loss that could be reasonably avoided for the balance of the term of this Lease after the time of award. The decision of the majority of said licensed real estate brokers shall be final and binding upon the parties hereto). Fur purposes of computing the amount of rent herein that would have accrued after the time of the award, Tenants proportionate share of Operating Expenses and Real Estate Taxes and Assessments shall be projected based upon the average rate of increase, if any, in such items from the Commencement Date through the time of the award. Until Landlord elects to terminate this Lease, Landlord shall have no obligation to mitigate Landlord's damages, may permit the Premises to remain vacant or abandoned and shall have all of the remedies given hereunder and those remedies which now or hereafter may be available to Landlord at law or in equity, including, but not limited to, the remedy for in Section 1951.4 of the California Civil Code (Landlord may continue this Lease in effect after Tenants default and abandonment and recover rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations).

     15. Waiver. The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition, or of any subsequent breach of the same or any other term, covenant or condition herein contained- The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of the is Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

     16. Removal of Property. In the event of the termination of this Lease by Landlord pursuant to Paragraph 14 hereof, Landlord may remove any property of Tenant from the Premises and store the same elsewhere for the account and at the expense and risk of Tenant, and if Tenant shall fail to pay the cost of storing such property after it has been stored for a period of sixty (60) days or more, Landlord may sell any or all such property at public or private sale, in such manner and at such times and places as Landlord, in its sole discretion, may deem proper, without notice to or demand upon Tenant, for such property, and shall apply the proceeds of such sale: first, to the cost and expenses of such sale, including reasonable attorneys' fees actually incurred; second, to the payment of the cost of or charges for storing any such property, third, to the payment of any other sums of money which may then or thereafter be due to Landlord from Tenant under any of the terms of this Lease; and fourth, the balance, if any, to Tenant.

     17. Waiver of Damages for Re-Entry. In the event of the termination of this Lease by Landlord pursuant to Paragraph 14 hereof, Tenant hereby waives all claims for damages that may be caused by Landlord's re-entering and taking possession of the Premises or removing and storing the property of Tenant, and will save and hold Landlord harmless from any liability, loss, cost or damage occasioned thereby, and no such re-entry shall be considered or construed to be a forcible entry.

     18. Cost of Suit and Attorneys' Fees. If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum for attorneys' fees in such suit, and such attorneys' fees shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgement and whether or not services are performed by salaried attorneys regularly employed by the party.

     19. Litigation Against Tenant. Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by or against Tenant, or by or against any person holding over or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person otherwise arising out of or resulting from any act or transaction of Tenant or of such any other person, Tenant covenants to pay to Landlord the amount of any judgement rendered against Landlord or the Premises or any part thereof, and all costs and expenses, including reasonable attorneys' fees, incurred by Landlord in or in connection with such litigation.

     20. Tax on Tenant's Property. Tenant shall be liable for and shall pay, at least ten (10) days before delinquency, all taxes levied against any personal property or trade fixtures located in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property, and if Landlord pays the same, which Landlord shall have the right to do regardless of the validity of such levy, or if the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant, and if Landlord pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, Tenant shall upon demand , repay to Landlord the taxes so levied against Landlord or Landlord's property, or the proportion of such taxes resulting from such increase in tile assessment, as the case may be.

     21. Liens. Tenant shall keep the Project free from any liens arising out of any work performed, materials furnished or obligation incurred by Tenant In the case of any such lien attaching or notice of any lien, Tenant covenants and agrees to cause it to be immediately released and removed of record. In the event that it is not immediately released and removed, landlord, at its sole option, may take all action necessary to release and remove such lien (without any duty to investigate the validity thereof) and Tenant shall promptly upon notice reimburse Landlord for all sums, costs and expenses (including reasonable attorneys' fee) incurred by Landlord in connection with such lien. Landlord shall have the right at all times to post on the Premises notices of non-responsibility (and to record verified copies thereof) in order to place contractors and materialmen on notice that Landlord is not to be held financially responsible for such work. Tenant shall, at the request of Landlord, provide Landlord with executed and acknowledged full and unconditional lien releases in recordable form and paid receipts from any general contractor, subcontractor, materialman or other person furnishing labor and/or materials in connection with any work for or on behalf of Tenant connected with the Premises or the Project, as well as any other evidence required by Landlord to demonstrate that there are no liens affecting Landlord or any property of Landlord by reason of such work.

     22. Operating Expenses. As used herein7 the term "Base Year" shall mean calendar year 1999. For purposes of this Lease, the term "Operating Expenses" shall mean the costs (including without limitation capital expenditures) and expenses (excluding those incurred by, and billed directly to, a specified tenant in the Building, including electricity billed separately to Tenant pursuant to Paragraph 9 hereof) for the operation, management, repair, replacement, restoration or maintenance of the Project, including the Building7 the Parking Structure and the other common facilities operated or used in conjunction therewith as if the Building were at least ninety-five percent (95%) occupied, and shall include, but not be limited to, the following: Real Estate Taxes and Assessments (as hereinafter defined); public liability, rental interruption, and property damage insurance in such amounts as Landlord shall determine from time to time; personal property taxes levied or assessed on personal property of Landlord used in connection with the Project: the interest on the unamortized cost or the rental expense of personal property used in the maintenance, operation, management, restoration, replacement or repair of the Project, including but not limited to the cost of operating, maintaining, repairing7 renovating, and complying with conservation measures in connection with and managing the utility systems, sanitary and storm drain systems and elevator and mechanical systems, the costs incurred in connection with the implementation and operation of any TDM Programs (as that term is hereinafter defined); and operating charges, including but not limited to the fair market rental of any on-site management office, management fee, inspection and consulting fees, legal expenses and accounting expenses with respect to the Project.

     Notwithstanding anything to the contrary in this Paragraph, in no event shall any of the following be included in Operating Expenses:

             (1) utilities which are separately metered and paid for by tenants in the Building (including Tenant);

             (2) welfare, retirement, vacation, holiday and other paid absences, fringe benefits and salaries of executives or employees above the level of building manager and fees, wages, salaries and other compensation to the extent allocable to services not rendered directly in connection with the operation or maintenance of the Building or the Project:

              (3) costs incurred in bringing the Premises, Building, the Project or the common areas into compliance with the law in effect as of the date or this Lease;

              (4) the cost of contract services provided by Landlord or its subsidiaries, or affiliates aid overhead and profit increments paid to subsidiaries or affiliates of Landlord for services to the extent that tie costs of such services exceed competitive costs for such rendered by persons or entities of similar skill, competence and experience.

              (5) costs incurred in advertising and promotional activities;

              (6) interest, fines or penalties;

              (7) expenses resulting directly or indirectly from the gross negligence or willful misconduct of Landlord or its agents, employees or contractors:

              (8) any bad debts loss, rent loss, or reserves for bad debts or rent

              (9) costs associated with the operation of the business of the person or entity which constitutes Landlord (as the same are distinguished from the costs of operation of the Building the Project or the common areas), including costs of Landlord's general corporate overhead and general administrative expenses;

             (10) costs (including without limitation permit, license, and inspection costs) incurred in connection with tenant improvement work performed by Landlord for its tenants (or in vacant rentable space) in the Building (including Tenant);

             (11) repairs or replacements to the extent actually covered by warranties or guaranties;

             (12) salaries of service personnel (including the building manager) to the extent that such service personnel perform services other than in connection with the management, operation, repair or maintenance of the Building, the Project or common areas

             (13) services7 installations or benefits furnished to any tenant in the Building which are not furnished to Tenant or quantities of such services furnished to any tenant in the Building which are also furnished to Tenant but are furnished to other tenants in an amount material in excess of that which would represent a fair proportion of such services;

             (14) repairs or replacements for which Tenant or other tenants are obligated to pay under the specific terms of their tease;

             (15) damage and repairs attributable to condemnation;

             (16) any sale, syndication7 financing or refinancing costs and expenses, including but not limited to, interest or amortization on debt and rent under any ground or underlying lease;

             (17) tax penalties incurred as a result of Landlord's negligence or its inability or unwillingness to make payments when due:

             (18) costs incurred by Landlord due to the violation by Landlord or any other tenant of the terms and conditions of any lease of space in the Building;

             (19) costs incurred by Landlord for the repair of damage to the Building or the Project, to the extent that Landlord is actually reimbursed by insurance proceeds or by a tenant or occupant of the Building;

             (20) marketing costs including leasing commissions, attorneys' fees, space planning costs, and other costs and expanses in connection with negotiations and preparation of letters, deal memos, letter of intent, leases. subleases and/or assignments incurred in connection with lease sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Building or the Project;

             (21) all items and services for which Tenant or any occupant of the Building reimburses Landlord, or which Landlord provides selectively to one or more tenants or occupants (other than Tenant) without reimbursement;

             (22) advertising and promotional expenditures and the costs of acquiring and installing signs in or on the Building identifying the owner of the Building or the Project or any tenant or occupant of the Budding;

             (23)  all  assessments  and  premiums  which  are not  specifically charged to Tenant because of what Tenant has done, which can be paid by landlord in installments, shall be paid by landlord in installments and shall be paid by Landlord in tile maximum number of installments permitted by law and not included as Operating Expenses except which the assessment installment is actually paid;

             (24) costs arising from Landlord's charitable or political contributions;

             (25) capital costs for sculpture, paintings or other objects of art;

             (26) costs incurred in connection with the original construction of the Building such as adding or deleting floors;

             (27) any Operating Expenses or costs of services in connection with the ground floor and mezzanine levels, or any other floor or portion thereof in the Building devoted to retail operation except to the extent that any such square footage is included in the rentable square feet for the Building for the purposes of computing Tenant's proportionate share of Operating Expenses;

             (28)costs of correcting latent defects in the original construction of the Building;

             (29) any entertainment, dining or travel expenses for any purpose; and

             (30) since the Base Year will not include a premium for earthquake insurance if Landlord obtains earthquake insurance the initial premium shall be added to the Base Year amount of Operating Expenses and thereafter only increases in the premium over the initial premium shall be passed through to Tenant as an Operating Expenses

             Under no circumstances shall Landlord collect in excess of 100% of all Landlord's Operating Expenses or recover, through Operating Expenses any item of cost more than once. Operating Expenses shall be reduced by the amount of any reimbursement, recoupment, payment, discount, credit, reduction, allowance, or the like received or receivable by Landlord that is allocable to any Operating Expenses.

             On the first day of each month during the term of this Lease after the Base Year, Tenant shall pay to Landlord Landlord's estimate of any such increase in Operating Expenses reasonably anticipated by Landlord at the rate of 1/12th of Tenant's proportionate share of such estimated increase or excess. Appropriate adjustment shall be made yearly during the term of this Lease based upon a statement to be furnished to Tenant by Landlord following the close of each calendar year during the term hereof. Each such statement shall set forth any increase in Operating Expenses for the particular calendar year in question, and the aggregate of monthly payments by Tenant on account thereof. If such statement reflects any such increase which has not been paid to Landlord by Tenant by means of the monthly payments, then Tenant shall pay the amount of such deficiency within (30) days after the date such statement was mailed to Tenant. If such statement reflects an overpayment by Tenant, then Landlord shall credit Tenant with the amount of such overpayment against the monthly payments thereafter due from Tenant on account of any future increase in Operating Expenses. Tenant's obligations pursuant to this Paragraph 22 shall be determined on a non-cumulative basis each calendar year without regard to any amounts paid or payable by Tenant with respect to any other calendar year.

             If the Building is not at least ninety-five percent (95%) occupied during all or a portion of any calendar year, including the Base Year, then Landlord shall make an appropriate adjustment of the Operating Expenses for such calendar year to determine what the Operating Expenses would have been for such year if the Building had been at least ninety-five (95%) occupied and the amount so determined shall be deemed to be the amount of the Operating Expenses for the year. Such adjustment shall be made by Landlord increasing those costs included in Operating Expenses which in Landlord's judgement would have been incurred if the Building had been at ninety-five percent (95%) occupied for the entire calendar year.

         With respect to any items of work or service ordinarily furnished by Landlord to tenants with are included in Operating Expenses, if the same are not furnished to portions of the Building during all or part of any calendar year for which Landlord calculates the cost thereof because (i) such portions are under construction or unoccupied by tenants. or (ii) such items of work or service are not required or desired by the tenants of such portions, or (iii) such tenants are obtaining or providing such items on their own behalf or being billed directly for such items, of (iv) of any other reason, then for purposes of calculating the cost of each such item for inclusion in Operating Expenses, all portions of the Building which are not furnished any such items of work or service shall be treated as unoccupied for the purposes of such items and at the actual cost of the item shall be increased to what costs the Landlord would have incurred had the entire Building been at least nine-five (95%) occupied for the entire year

             For the purposes of this Paragraph 22, Real Estate Taxes and Assessments shall include (i) any form of tax and assessment, license fee, license tax, tax or excise on rent or parking fees or any other levy, charge, expense or imposition made or required by any federal, state, county, city, district or other political subdivision on any interest of Landlord and/or Tenant in the Project operated or used in connection therewith. including, without limitation, the underlying real property and appurtenances and any tax, fee or assessment charged in lieu thereof; (ii) any fee for services charged by governmental agency or quasi-governmental agency for any services such as fire protection, street, sidewalk and road maintenance, refuse, collection, school system7 or other services provided or formerly provided to property owners and residents within the general area of the Project at no cost or minimal cost; (iii) any governmental impositions allocable to or measured by the area of the Premises, or the amount of any rent payable under this Lease, including without limitation, any tax on gross receipts or any excise tax or other charges levied by any federal, state, county, city, district, or other governmental agency or political subdivision with respect to rent or upon or with respect to the possession, leasing, operation, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof; (iv) any imposition by any governmental agency on this Lease transaction or charge with respect to any document to which Tenant is a party creating or transferring an interest or an estate in the Premises; and (v) any increase in any of the foregoing based upon construction of improvements in the Project or changes in ownership (as defined in the California Revenue and Taxation Code); provided, however, Tenant shall not be responsible during the first three (3) years of the Lease term for increases in Real Estate Taxes based upon changes in ownership which occur during the first three (3) years of tile Lease term,

     23. Subordination and Attornment Without the necessity of any additional documents being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to the lien of any mortgage or deed of trust which may now hereafter encumber the Building (collectively "Mortgage"), and any and all advances made thereunder, and interest thereon and all modifications, renewals, supplements7 consolidations and replacements thereof Tenant agrees that the Landlord or the mortgagee and/or trustee under such Mortgage (collectively "Mortgagee") may, at its option, unilaterally elect to subordinate, in whole or in part by an instrument in form and substance satisfactory to such Mortgagee, the lien of such Mortgage to this Lease In the event of any termination of Landlord's interest in the Premises or this Lease (by foreclosure, deed in lieu of foreclosure or otherwise), this Lease, upon the request of any person succeeding to the interest of Landlord as a result thereof (including, without limitation, such Mortgagee or any purchaser at a foreclosure sale) made within thirty (30) days after such event shall be deemed to have survived such event and shall not terminate and Tenant shall automatically attorn to and become the tenant of such successor in interest without change in tile terms or provisions of this Lease. Tenant agrees to execute and deliver, within ten (10) days after request, such further instrument or instruments (a) subordinating this Lease to the lien of any such Mortgage,

(b) subordinating to this Lease, and/or (c) confirming the attornment and continuation of the Lease, as may be requested in writing from time to time by the Mortgagee, and Tenant agrees that if it fails to do so within ten (10) days after written request therefor, such failure shall constitute a default by Tenant under this Lease, but such failure shall in no way affect the validity or enforceability of the subordination or attornment made by Tenant

     24. Subrogation. Subject to Paragraph 11 hereof, each party hereby waives its right of recovery against the other for any losses insured under a standard form policy of fire and extended coverage insurance, with all-risk subject to standard policy exclusions, provided this is permitted by its insurance policies, or by endorsement thereon which it may obtain at no extra cost without invalidation of the policies.

     25. Condemnation. Should the whole or any part of the Premises be condemned and taken by any competent authority for any public or quasi-public use or purpose, all awards payable on account of such condemnation and taking shall be payable to Landlord, and Tenant hereby waives all interest in or claim to said awards, or any part thereof. Tenant shall have no claim against Landlord or the condemnor for the value of any unexpired portion of the term of this Lease or otherwise. However, Tenant shall have the right to recover from such authority, but not from Landlord, such compensation as my be awarded to Tenant on account of moving and relocation expenses and depreciation to and removal of Tenant's trade fixtures and personal property, but only to the extent such trade fixtures or personal property were not paid by Landlord. If the whole of the Premises shall be so condemned and taken, then this Lease shall terminate If a part only of the Premises is condemned and taken and the remaining portion thereof is not suitable for the purposes for which Tenant has leased said Premises, Tenant shall have the right to terminate this Lease on ninety (90) days notice, provided such notice is given no later than 180 days after the date of such condemnation and taking. If by such condemnation and taking a portion only of the Premiss is taken, and the remaining part thereof is suitable for the purposes for which Tenant has leased said Premises, this Lease shall continue, but the rental shall be reduced in an amount proportionate to the value of the portion taken as it relates to the total value of the Premises. If a material part of the Project shall be so condemned and taken, or if any adjacent property shall be so condemned, taken or reconfigured or vacated by any competent authority in such manner as to require the use, reconstruction or remodeling of any part of the Project, Landlord shall have the option to terminate this Lease on ninety (90) days notice, provided such notice is given no later than 180 days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. A voluntary sale of the Project or any portion thereof by Landlord to any public or quasi-public body, agency, or person, corporate or otherwise, having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed to be a taking under the power of eminent domain for purposes of this Paragraph 25.

     26. Waiver of Redemption by Tenants; Holding Over. Tenant hereby waives for Tenant and all those claiming under Tenant any right now or hereafter existing to redeem the Premises after termination of Tenant's right of occupancy by order or judgement of any court or by any legal process or writ. If Tenant holds over after the expiration or earlier termination of the term of this Lease with the express written consent of Landlord, Tenant shall become a Tenant on a month-to-month basis 3n'y, at a rental rate equal to 125% (one hundred twenty-five) percent for two (2) months, 150% (one hundred fifty) percent for the next two months, 175% (one hundred seventy-five) percent for the next two months and 200% (two hundred) percent thereafter of the rent in effect upon the date of such expiration (subject to adjustment, if any, as provided in Paragraph 3 hereof and prorated on a monthly basis), and otherwise subject to the terms, covenants and conditions specified in this Lease, so far as applicable.
Acceptance by Landlord of rent after such expiration or earlier termination shall not result in a renewal of this Lease or waiver of any default or circumstances of termination. The foregoing provisions of this Paragraph are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord otherwise provided in this Lease or as otherwise provided by law. If Tenant fails to surrender the Premises upon the expiration of this Lease despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss, cost, expense or liability including, without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender and any attorneys' fees and other costs of legal proceedings.

     27. Entry and Inspection. Tenant will permit Landlord and its agents to enter into or for the and upon the Premises at all reasonable time for the purposes of inspecting the same, purpose of protecting the interest therein of Landlord, or to post notices of non-responsibility, or to show the Premises to prospective purchasers or mortgagees of the Project or to make alterations or additions to the Premises or to any portion of the Building, including the erection of scaffolding, props or other mechanical devices, or to provide any service provided by Landlord to Tenant hereunder, including window cleaning and janitor service, without any rebate of rent to Tenant for any loss of occupancy or quiet enjoyment of the Premises, or damage, injury or inconvenience thereby occasioned, and Tenant will permit Landlord, at any time within 180 days prior to the expiration of this Lease, to bring upon the Premises, for purposes of inspection or display, prospective tenants thereof- Landlord shall at all times have and retain a key with which to unlock all doors in the Premises, excluding Tenant's vaults and safes, Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not be construed or deemed to be a forcible or unlawful entry into the Premises, or an eviction of Tenant from the Premises or any portion thereof, and any damages caused on account thereof shall be paid by Tenant. No provision of this Paragraph shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed herein by Landlord.

     28. Rules and Regulations. Tenant shall (and shall cause all of its subtenants and occupants, its and their agents, employees, invitees and licensees to) observe faithfully and comply strictly with the rules and regulations attached to this Lease as Exhibit "D", as they may be supplemented and revised by Landlord from time to time, and such other rules and regulations promulgated from time to time by Landlord. as in Landlord's judgement may be desirable for the management, safety, care and cleanliness of the Premises, Building and/or the Project or for the preservation of good order therein, as well as the convenience of other tenants of the Project. All rules and regulations shall be applied on a non-discriminatory basis (subject to any waiver granted by Landlord as provided below), but Landlord shall not he liable to Tenant for violation of such rules and regulations by, or for Landlord's failure to enforce the same against, any other tenant, its subtenants and occupants and its and their agents, employees, invitees and licensees, nor shall any such violations or failure constitute, or be treated as contributing to, an eviction, actual or constructive, or affect Tenant's covenants and obligations hereunder, or allow Tenant to reduce, abate or offset the payment of rent or any other sum due under this Lease. Landlord may waive any one or more of the rules and regulations for the benefit of any particular tenant(s) (and upon written request shall waive any such rule(s) or regulation(s) for the benefit of any other tenant similarly situated), but no such waiver by Landlord shall be construed as a waiver of such rules and regulations in favor of any other tenant, nor prevent Landlord from thereafter enforcing any such rules or regulations against any or all tenants of the Project.

     29. Successor and Assigns. Subject to the provisions hereof relating to assignments, mortgaging, pledging and subletting, this Lease is intended to and does bind the heirs, executors, administrators, successors and assigns of any and all of the parties hereto.

     30. Assignment and Subletting. Tenant shall not assign, mortgage or pledge this Lease, or any interest therein, either voluntarily, involuntarily, or by operation of law, and shall not sublet the Premises or any part hereof, or any right or privilege appurtenant thereto, or suffer any other person (the agents and servants of Tenant excepted) to occupy or use the Premises, or any portion thereof (sometimes referred to "Transfer(s)" and any person to whom ally Transfer is or is proposed to be made is sometimes referred to as a "Transferee") without the prior written consent of Landlord, which consent agrees not to withhold unreasonably. Tenant agrees that it shall not be unreasonable for Landlord to withhold its consent for any of the following reasons which are not exclusive:

          (a) In the sole judgement of Landlord, the proposed Transferee is not a reputable party or does not have a reasonable financial worth and/or financial stability in view of the responsibilities involved;

          (b) In the sole judgement of Landlord, the proposed Transferee is of a character or engaged in a business which is not in keeping with the standards of Landlord in the Building or would be a significantly less prestigious occupant of the Building than Tenant;

          (c) The proposed Transferee is a governmental authority (or a subdivision or agency thereof) or quasi-governmental agency, whether local, state, federal or foreign, including, without limitation, the office of the consulate general or other diplomatic representative of a foreign state or sovereignty;

          (d) The terms of the proposed Transfer will allow the Transferee to exercise a right of renewal or extension, right of expansion, right of first offer or other similar right held by Tenant, any or all of such rights being deemed personal to Tenant;

          (e) The proposed Transferee or any of its affiliates occupies space in the Building at the time of the request for consent;

          (f) The proposed use of the Premises by the Transferee will violate the restrictions on the use of the Premises which are set forth in this Lease;

          (g) The proposed Transfer would result in the division of the Premises into irregularly shaped pieces or in the use of the Premises by a greater number of persons than when used exclusively by Tenant;

          (h) The proposed Transfer does not require the proposed Transferee to participate in all present and future TDM Programs;

          (i) The proposed Transfer would result in or involve a transaction between Landlord and either: (i) a "party-in-interest" within the meaning of Section 3(14) of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, or (2) a "disqualified person" within the meaning of Section 4975 of the Internal Revenue Code of 1986 (the "Code"), as amended, that would be a violation of the prohibited transaction provisions of ERISA or the Code and is not the subject of a statutory or administrative exemption from the appropriate federal regulatory agency;

          (j) The proposed Transfer provides for a rental or other payment based in whole or in part on the income or profits derived by any person from the Premises, or any part thereof; or

          (k) The proposed Transferee proposes to use the Premises, or ally portion thereof, for the production and/or transmission of television programming-

     Tenant shall be deemed to have Transferred its interest in this Lease if legal or beneficial interests representing fifty percent (50%) or more of the interest in either voting power, capital or profits in Tenant or in any corporation, partnership, joint venture or other entity comprising Tenants are Transferred by any means. A consent to one Transfer by any other person shall not relieve Tenant from any obligation under this Lease and shall not be deemed to be a consent to any subsequent assignment, mortgage, pledge, subletting, occupation or use by any person. Any Transfer without such consent shall he void. and shall, at the option of Landlord, terminate this Lease. Tenant's request for Landlord's consent pursuant to this Paragraph 30 shall be submitted in writing at least fbrty-1ive (45) days prior to the date Tenant desires to secure such consent. Such request shall be accompanied by all relevant information reasonably necessary for Landlord to consider such request- Any request for Landlord's consent pursuant to this Paragraph 30 shall also be accompanied by a payment to Landlord of $500.00 for the review, evaluation and/or preparation of any materials or documents; provided, however, if Landlord elects to terminate pursuant to this Paragraph 30, the $500.00 shall be refunded to Tenant. In lieu of considering such request (other than a request Co mortgage or pledge this Lease), Landlord may, within fifteen (15) days after receipt thereof from Tenant, notify Tenant of Landlord's election to terminate this Lease (or if a subletting of only a part of the Premises is involved, terminate this Lease only as to that part and reduce the rent and other monetary obligations of Tenant proportionately), which election, if made, shall be effective no less than sixty (60) nor more than ninety (90) days after the date of such election. If such election is made by Landlord, Tenant shall surrender the Premises (or if a subletting of only a part of the Premises is involved, only that part) to Landlord on the effective date of such termination, and Tenant shall thereafter incur no further liability under this Lease for the Premises (for that part of the Premises required to be surrendered).

     If Tenant shall assign this Lease or sublet any portion of the Premises, Tenant shall pay to Landlord the following amounts as additional rent within five (5) business days after receipt by Tenant ("Transfer Premium"): (i) In the case of an assignment, an amount equal to fifty percent (50%) of all rent, sums and other consideration paid to Tenant by the assignee for or by reason of the assignment, whether paid in a lump sum or over time, including, but not limited to, any sums paid for personal property or services in excess of the fair market value thereof and sums paid for tenant improvement or fixtures in excess of the rent payable by Tenant under this Lease (on a monthly basis during the term hereof); and (ii) in the case of a sublease, an amount equal to fifty percent (50%) of the amount by which the sublease rent and any other consideration paid to Tenant, whether paid in a lump sum or over time, including, but not limited to, any sums paid for personal property or services in excess of the fair market value thereof and sums paid for tenant improvements or fixtures, exceeds the rent payable by Tenant under this Lease (on a monthly basis during the term which are proportionately allocable to the subleased Premises based on the ratio of the area of the subleased Premises to the area of the entire Premises).

     If Landlord consents to a Transfer, Tenant shall furnish upon Landlord's request a complete statement, certified by an independent certified public accountant or Tenant's chief financial officer, setting for in detail the computation Of any Transfer Premium Tenant has derived and shall derive from such Transfer. Landlord and its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, shall have the right to make copies. If the Transfer

Premium respecting any Transfer shall be found understated, Tenant shall within fifteen (15) days after demand pay the deficiency, and if the understatement is more than two percent (2%), Tenant shall pay Landlord's cost of the audit. Any sublease hereunder shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of the sublease, Landlord shall have the right to: (i) treat such sublease as canceled and repossess the Premises subject thereto by any lawful means, or (ii) require that such subtenant attorn to and recognize Landlord as its Landlord under any such sublease.

     31. Time of the Essence. Time is of the essence of this Lease in all circumstances where time is an element

     32. Taxes on Rentals or Other Payments to Landlord. Tenant shall pay to Landlord, together with each payment of rental or other payments required hereunder which is subject to any excise tax on gross income derived by Landlord under this Lease (regardless of how designated but excluding federal or state net income taxes) imposed by any governmental body having jurisdiction, any amount which when added to such rental or other payments, shall yield to Landlord, after deduction of all such taxes payable by Landlord with respect to all such payments, a net amount equal to that which Landlord would have realized from such payments had not such tax been imposed.

     33. Expenditures by Landlord and Interest on Delinquent Obligations. Whenever under a provision of this Lease Tenant shall be obligated to make any payment or expenditure, or to do any act or thing, or to incur any liability whatsoever, and Tenant, after ten (10) days' prior notice fails, refuses or neglects to perform as herein required, Landlord shall be entitled, but shall not be obligated, to make any such payment or expenditure, or do any such act or thing, or to incur any such liability, all on behalf of and at the cost and for the account of Tenant, and in such event, the amount thereof shall be due and payable on demand. The payment of such amount by Landlord shall not excuse or cure any default by Tenant under this I-ease. Any payments, including, but not limited to, rent to be made by Tenant to Landlord pursuant to the terms and provisions of this Lease shall, if not paid when due, bear interest at the maximum lawful rate per year from the date the same became due until paid in full by Tenant.

     34. Estoppel Certificate. Tenant shall, without charge, at any time and from time to time, within ten (10) days after receipt from Landlord of written request therefor7 deliver a duly executed certificate to Landlord or any other person, firm or corporation designated by Landlord certifying (i) that this Lease is unmodified, has not been assigned, and is in full force and effect and the Premises have not been subleased to any other entity or, if there has been any modification, that the same is in full force and effect as modified, and stating any such modification: (ii) whether or not there is then existing any claim of Tenant's or Landlord's default or failure to satisfy any condition or obligation hereunder and, if so, specifying the nature thereof; (iii) the date to which rental and other charges payable hereunder by Tenant have been paid', and (iv) any other reasonable statements requested by Landlord with respect to this Lease or as may be requested by Landlord's then current or prospective lenders, insurance carriers, auditors, and prospective purchasers. If requested, the certificate shall be in recordable form. If Tenant fails to deliver such

Estoppel Certificate within said ten (10) days, Tenant shall and does hereby irrevocably appoint Landlord as Tenant's attorney-in-fact to execute and deliver such certificate. Failure of Tenant to provide such statement, whether Landlord acts as agent to provide a statement or not7 shall be a material default under this Lease, and in addition to any other rights or remedies available to Landlord hereunder, at law or in equity, Tenant shall indemnify Landlord for all liabilities, costs, expenses and losses (including forfeited deposits, lost opportunity to pay lower interest or to obtain additional investment funds and other consequential damages).

     35. Conveyances By Landlord. Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Project and in this Lease, and Tenant agrees that in the event of any such transfer Landlord shall automatically be released from all liability under this Lease thereafter arising, and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder after the date of transfer- Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

     36. Landlord's Default. Satisfaction of Tenant's money judgement from Landlord's default, if any, shall be satisfied only out of Landlord's (i) proceeds of sale or disposition of Landlord's interest in the Project, whether by Landlord or by execution of judgement, or (ii) rentals and other payments from tenants in the Project.

     37. Parking. Unless Tenant is in default hereunder, Tenant shall be entitled up to ten (10) vehicle parking spaces in the parking structure located at 5757 Wilshire Boulevard, Los Angeles, California 90036 ("Parking Structure") subject to a monthly parking fee for such spaces designated by Landlord for parking, with Landlord reserving the right to set and increase monthly parking fees for such spaces from time to time during the term of this Lease. Any and all taxes, fees or assessments imposed by any governmental authority with respect to parking shall be in addition to the parking fees described herein and shall be the sole responsibility of Tenant. Landlord may assign any unreserved and unassigned parking spaces and/or make all or a portion of such spaces reserved, if it determines in its sole discretion that it is necessary for orderly and efficient parking. Tenant shall not use more parking spaces that said number unless Tenant shall have made arrangements with Landlord to use additional parking spaces. Tenant shall not use any spaces which have been specifically assigned by Landlord to other tenants for such other uses as visitor parking or which have been designated by governmental entities with competent jurisdiction as being restricted to certain uses. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities. If Tenant permits or allows any of the prohibited activities described in this Paragraph 37, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord. Landlord reserves the right at any time to relocate such spaces and to substitute an equivalent number of parking spaces in a parking structure or subterranean parking facility or in a surface parking area within a reasonable distance of the Project

     Tenant shall submit a written notice in a form reasonably specified by Landlord, containing the names, home and office addresses and telephone numbers of those persons who are authorized by Tenant to use the parking spaces on a monthly basis (the "Authorized Users") and shall use its best efforts to identify each automobile by make, model and license number. Such notice shall be served upon Landlord prior to the beginning of the term of this Lease. Such notice, as amended from time to time, is hereafter referred to as the "Parking Notice". No person whose name, address and phone number are not contained in the Parking Notice shall have any right to park an automobile in the area of the Parking Structure designated for monthly parking, and no person, whether or not his name is included in the Parking Notice, shall have any right to park an automobile not identified in the Parking Notice without (in either case) paying the parking charge then applicable for daily parking in the Parking Structure and parking in the area designated for daily parking.

     Tenant and Authorized Users shall comply with all rules and regulations as set forth in the parking rules and regulations portion of the rules and regulations adopted by Landlord from time to time. Landlord may refuse to permit any person who violates with unreasonable frequency the parking rules and regulations to park in the Parking Structure, and any violation of the rules shall subject the car to removal. Tenant agrees to use its best efforts to
acquaint  all  Authorized   Users  and  visitors  with  the  parking  rules  and
regulations.

     All responsibility for damage to cars is assumed by Authorized Users. Tenant shall repair or cause to be repaired, at its sole cost and expense, any and all damage to the Parking Structure or any part thereof caused by Tenant or its Authorized Users or resulting from vehicles Of Authorized Users.

     38. Tenant's Lease of Other Space in Building. If Tenant leases space in the Building under a lease other than this Lease, then any default by Tenant under such other lease may be deemed by Landlord to be a default by Tenant under this Lease.

     39. Right to Relocate  Landlord  reserves the right,  exercisable by thirty
(30) days' prior written notice to Tenant, at any time after the thirty sixth (36E month of this Lease, at Landlord's sole cost and expense to relocate Tenant's Premises to premises of comparable size elsewhere in the Building. If Landlord cannot provide comparable space in the Building, Tenant shall have the right to cancel this Lease with sixty (60) days prior written notice.

     40. Severability. Nothing contained herein shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provision contained herein and any present or future statute, law, ordinance or regulation contrary to which the parties have no legal right to contract, the latter shall prevail but the provision of this Lease which is affected shall be curtailed and limited only the extent necessary to bring it within the requirements of the law.

     41. Real Estate Broker. Tenant represents that Tenant has dealt with (and only with) Wolf Commercial Brokerage as broker in connection with this Lease and that, insofar as Tenant knows, no other broker negotiated this Lease or is entitled to any commission in connection therewith. Tenant agrees to indemnify, defend and hold Landlord and its beneficiaries, employees, agents, their officers and partners, harmless from and against any claims made by any broker or finder other than the broker named above for a commission or fee in connection with this Lease, provided that Landlord has not in fact retained such broker or finder.

     42. Delivery for Examination. Submission of the form of the Lease for examination shall not bind Landlord in any manner, and no Lease or obligations of Landlord shall arise until this instrument is signed by both Landlord and Tenant and delivery is made to each other.

     43. No Air Rights. No rights to any view or to light or air over ally property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. No diminution to view, light or air by any structure which may hereafter be erected (whether or not by Landlord) shall entitle Tenant to any rent reduction, result in any liability or Landlord to Tenant, or in any other way affect this Lease or Tenant's obligations hereunder.

     44. Prohibition Against Recording. Neither this Lease, nor any memorandum3 affidavit or other writing with respect thereto shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant, and the recording thereof in violation of this provision shall make this Lease null and void at Landlord's election.

     45. Waiver by Tenant. Tenant waives (for itself and all persons claiming under Tenant) the provisions of Section 1932 of the California Civil Code with respect to Tenant's right to terminate this Lease in the event of Landlord's failure to put the Premises in good condition or repair or in the event of the damage or destruction of the Premises, of Sections 1941 and 1942 of the California Civil Code with respect to Tenants repair duties and Landlord's right to repair, Section 1265.130 of the California Code of Civil Procedure, allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises by condemnation, and any right of redemption or reinstatement of Tenant under any present or future case law or statutory provision (including Sections 473 and 1179 of the California Code of Civil Procedure and Section 3275 of the California Civil Code) in the event Tenant is dispossessed from the Premises for any reason. This waiver applies to future statutes enacted in addition to or in substitution for the statutes specified herein.

     46. Reservations of Landlord. Tenant shall not, without Landlord's prior written consent, use the name of the Building or the Project for any purpose other than as the address of the business to be conducted by Tenant and the Premises, and in no event shall Tenant acquire any rights in or to such names. Landlord shall have the right at any time to change the arrangement and/or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets, or other parts of the common facilities of the Project, and Landlord reserves the right at any time to make alterations or additions to tile Project or any portion thereof. Except to the extent otherwise expressly set forth in this Lease, Landlord further reserves the exclusive right to the root of the Building.

     47. Identification of Tenant. If more than one person executes this Lease as Tenant: (i) each of them is jointly and severally liable for the keeping, observing and performing of all the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant; and (ii) the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally. The act of or notice from, or notice or refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant and binding upon any guarantor with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed or consented.

     48. Modification for Lender. If, in connection with obtaining construction interim or permanent financing for tile Project or any portion thereof, any lender or proposed Lender shall request reasonable modifications in this Lease as a condition to such financing, then Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided that such modification does not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

     49. Authorized Signatorv. If Tenant signs as a corporation, each person executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in California, that the corporation has full right and authority to enter into this Lease, that each person executing this Lease on behalf of the corporation is authorized to do so, and that such execution is fully binding on the corporation. If Tenant signs as a partnership, joint venture or sole proprietorship (each being herein called Entity") each person executing on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing Entity, that Tenant has full right and authority to enter into this Lease, that each person executing this Lease on behalf of the Entity is authorized to do so, and that such execution is fully binding on the Entity and its partners, joint ventures, or principal, as the case may be.

     50. Financial Statements. Tenant represents and warrants that all financial statements and financial information provided to Landlord prior to execution of this Lease or in connection with obtaining any consent are true and correct and accurately reflect the financial condition of the person or entity covered by such statements as of the date of such statements and that no material adverse change has occurred since such date

     51. Hazardous Materials. Except to the extent necessary and incidental to Tenant's business, and only to the extent Tenant is in strict compliance with all "Environmental Laws" (as hereinafter defined), Tenant shall not cause or permit the presence. use, generation, discharge, storage, release or disposal of any Hazardous Materials in, upon or beneath the Premises or Project at anytime during the term of this Lease. Tenant will not cause or allow any material with asbestos, polycholorinated biphenyls (PCBs) or formaldehyde or any other Hazardous Material to be incorporated into any improvement or alterations which it makes or causes to be made to the Premises. Tenant shall comply with the requirements of Section 25359.7(b) of the California Health and Safety Code. Tenant hereby agrees to indemnify and hold harmless Landlord and its partners, the constituent partners of its constituent partners, and its and their officers, employees, and agents, from and against any and all "Claims" (as hereinafter defined) arising, either directly or indirectly, from the presence, use, generation, storage, release, threatened release, or disposal of Hazardous Materials in, upon or beneath or from the Premises or the Project, and any Claims arising under the violation or obligation of any Environmental Law, caused by or on behalf of or arising out of the operations of Tenant, its employees, agents, contractors or invitees during tile term of this Lease. This indemnification shall include, without limitation, all costs and expenses incurred in connection with any Claims7 including payment of attorneys fees incurred by Landlord in connection with the defense of any such Claims, which attorneys' fees shall be paid as incurred, or the conduct of Landlord's defense by Tenant, if Landlord shall so elect. The indemnities set forth in this Paragraph 51 shall survive the expiration or earlier termination of this Lease.

          "Claims", for the purpose of this Paragraph 51, include any claims, judgements. damages, losses, penalties, fines, liabilities, encumbrances, liens, actions and demands, foreseeable and unforeseeable, and direct and consequential, and also includes the cost of any required or necessary repairs, clean-up, detoxification of the Project, or any portion thereof on which tile same are located, or removal, relocation, remediation or encapsulation of Hazardous Materials and the preparation of any closure or other required plans.

          "Hazardous Material(s)", for purposes of this Paragraph 51 and Paragraph 52 hereof, means any substance (i) the presence of which requires investigation or remediation under any federal, state or local statute, regulation, ordinance, order, action, policy or common law: or (ii) which is, or becomes, defined as "hazardous waste", "hazardous substance", pollutant or contaminant under any federal, state or local statute, regulation rule or ordinance or amendments thereto, including, without limitation, the comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. section 9061 et seq.) ("CERCLA") and/or the Resource Conservation and Recover Act (42 U.S.C. section 6901 et seq.) ("RCRA"); (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, or otherwise hazardous and is regulated by any governmental authority, agency. department, commission, board, agency or instrumentality of the United States, the State of
     California or any political subdivision thereof; or (iv) without limitation, which contains gasoline, diesel fuel, or any other petroleum product or by-product.

          "Environmental Law(s)", for the purposes of this Paragraph 51 and Paragraph 52 hereof7 means all applicable present and future federal, state or local statutes, regulations, rules, ordinances, codes, licenses7 permits, orders and similar items, and amendments thereto, relating to the protection of the environment and human health, including, without limitation, CERCLA, RCRA and any other requirements relating to the use, generation, discharge7 storage, release, disposal, transportation or treatment of Hazardous Materials.

     52. Compliance Cost. Tenant acknowledges that Landlord may incur costs and expenses for complying with Environmental Laws, or otherwise in connection with Hazardous Materials, including, without limitation, the following (I) Hazardous Materials present in soil or groundwater; (ii) Hazardous Materials that migrate, flow, percolate, diffuse or in any way move onto or under the Project; (iii) Hazardous Materials present on or under the Project as a result of any discharge, dumping or spilling (whether accidental or otherwise) on the Project by other tenants of the Project or their agents, employees, contractors or invitees, or by others; and (iv) materials which become Hazardous Materials due to a change in Environmental Laws or the interpretation thereof, Tenant agrees that all costs and expenses incurred by Landlord with respect to, or in connection with, the Project for complying with Environmental Laws shall be Operating Expense, unless the cost of such compliance, as between Landlord and Tenant, is made the responsibility of Tenant under this Lease. To the extent Landlord is reimbursed by Tenant for any such Operating Expense relating to Hazardous Materials that is subsequently recovered 6r reimbursed through insurance. or recovered from responsible third parties, or by other action7 Tenant shall be entitled to a proportionate share of such recovery.

     53. Transportation Management. Tenant shall fully comply with all present or future programs ("TDM Programs") intended to manage parking, transportation or traffic in and around the Project and in connection therewith, and Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities. Such programs may include, without limitations: (I) restrictions on the number of peak-hour vehicle trips generated by Tenant; (ii) increased vehicle occupancy: (iii) implementation of an in-house ridesharing program and an employee transportation coordinator; (iv) working with employees and any building or area-wide ridesharing programs manager; (v) instituting employer-sponsored incentives (financial or in-kind) to encourage employees to rideshare; (vi) utilizing flexible work shifts for employee, and (vii) restrictions on the number of permits issued for parking spaces in the Parking Structure. Furthermore, in the event the Los Angeles Metro Rail system is, at any time, construed in the vicinity of the Project, Tenant shall encourage those of Tenant's employees who could utilize the system to do so.

     54. Covenant of quiet Enjoyment. Tenant, upon paying all amounts due from Tenant hereunder and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises during the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease.

     55. Directory. So long as Tenant is not in default under the tern's of this Lease, Tenant shall be entitled, at Tenant's expense, to one (I) line on each main Building directory for each 1,000 square feet of net rentable area of the Premises.

     56. Entire Agreement. This Lease constitutes the entire agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes all oral and written agreements and understandings made and entered into by the parties prior to the date hereof- Furthermore, this Lease may be modified only by a written statement executed by the parties hereto, and each of them, and the parties hereto specifically waive the right to claim the existence of any executed oral agreement or agreements.

     57. Cancellation. Provided Tenant is not then in default, Tenant shall have the right to cancel this Lease with six (6) months prior written notice at anytime during the Lease if both SAG and AFTRA totally vacate the Building. If either entity or any portion thereof remains in the Building, this Cancellation right shall be void.

     Provided Tenant is not then in default, after five (5) years from commencement of this Lease, if Landlord cannot provide Tenant with additional space in the building for Tenant's expansion requirements, if any7 Tenant shall have the right to cancel this fl/ease with six (6) months prior written notice and shall pay an amount equal to the unamortized cost of this Lease, including but not limited to Tenant Improvement and commission costs.

     58. Conference Center. In the event Landlord ceases to lease out the Conference Center to Tenants on a daily basis, Landlord shall provide Tenant with ninety (90) days prior written notice of its intentions. Should Landlord decide to Lease said space as office space, Tenant shall have the Second Right of Offer on tile space to Lease at the then Prevailing Market Rate.

     59. Captions. The captions of paragraphs of this Lease are for convenience only and are not a part of this Lease and do not in any way limit or amplify the terms and provisions of this Lease.

     IN WITNESS WHEREREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

LANDLORD:                                   TENANT:

MUSEUM SQUARE ASSOCIATES,                   ONLY MULTIMEDIA NETWORK, INC.
A California partnership                    a California corporation

By: general partner                         By:  Philip Gustlin

By: general partner                         By:  Gene Davis, CFO

                            IMPROVEMENTS TO PREMISES

     THIS EXHIBIT "B" is an exhibit to that certain Lease, dated as of July 17, 1998, by and between MUSEUM SQUARE ASSOCIATES, a California partnership, as "Landlord", and ONLY MUTLIMEDIA NETWORK, INC., as "Tenant", covering certain Premises (described in the Lease) located in the Building whose address is 5757 Wilshire Boulevard, Los Angeles, California 90036.


     Landlord, at its sole cost and expense, up to $28.00 per usable square foot, shall build the premises based on a mutually agreed to plan, signed by both Landlord and Tenant.



                                    EXHIBIT B
                              RULES AND REGULATIONS
                    ATTACHED TO AND MADE A PART OF THIS LEASE

  GENERAL RULES AND REGULATIONS

            All capitalized terms used in these Rules and Regulations, unless specifically defined in these Rules and Regulations, shall have the meanings set forth in the Lease.

             1. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's opinion, tends to impair the reputation of the Project or its desirability for offices and, upon written notice from Landlord, such tenant shall refrain from or discontinue such advertising.

            2. Except with the prior consent of Landlord, no tenant shall sell or permit the sale at retail of newspapers, magazines, periodicals or theater tickets in or from its premises, nor shall any tenant carry on or permit or allow any employee or other person to carry on the business of stenography, typewriting or any similar activity in or from its premises for the service or accommodation of occupants of any other portion of the Project, or any manufacturing of any kind or the business of a public barber shop, beauty parlor, manicurist or chiropodist, or any employment agency business. Nor shall any tenant advertise for common labor giving an address at said premises, or conduct any business other than that specifically provided for in the tenant's lease.

            3. The sidewalks, halls, passages, elevators7 and stairways shall not be obstructed by any tenant or used for any purpose other than for ingress to and egress from the tenant S premises. The hails, passages, entrances, elevators, stairways, balconies and roof are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character. reputation and interests of the Project and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom tenants normally deal in the ordinary course of tenants businesses unless such persons are engaged in illegal activities. No tenant and no employee of any tenant shall go upon the roof of the Building without the written consent of Landlord.

            4. Tenant shall not accept barbering or bootblacking services in its premises, except from persons authorized by Landlord and at hours and under regulations fixed by Landlord.

             5. No firearms of any kind shall be permitted in a tenant's premises.

             6. No tenant shall install or operate any phonograph, musical instrument, radio receiver or similar device in the Project in such manner as to disturb or annoy other tenants of the Project or neighborhood. No tenant shall install any antennae, aerial wires or other equipment anywhere of the Project without the prior written approval of Landlord.

             7. Additional locks or bolts of any kind may not be placed upon any of the doors by a tenant without Landlord's written approval. A tenant must, upon the termination of such tenant's tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to or otherwise procured by such tenant and, in the event of the loss of any keys so furnished, such tenant shall pay to Landlord the cost thereof.

             8. No tenant will install blinds, shades, awnings, or other form of inside or outside window covering, or window ventilators or similar devices without the prior written consent of Landlord.

             9. The sash doors, sashes, windows, glass doors, lights and skylights that reflect or admit light into the halls or other places of the Building shall not be covered or obstructed, No tenant shall mark, drive nails, screw or drill into, paint, or in anyway deface the walls, ceilings7 partitions, floors, wood, stone or iron work. The expense of any breakage, stoppage or damage resulting from a violation of this rule by a tenant shall be borne by such tenant. Tenants shall be permitted to hang pictures on the walls of tenants' offices, but it must be done in a workmanlike manner and in such a way as not to damage or deface such walls in an abnormal manner.

             10. Except for signs approved by Landlord or if provided for in the tenant's lease, no sign, advertisement, notice or other lettering or ornamentation of any kind, whether or not intended to be temporary, shall be inscribed, painted, exhibited or affixed on or to any part of the exterior of doors and door frames opening from the Premises to public corridors, the outside of the Premises, the outside or inside of the Building or anywhere else on the Project.

             11. Landlord shall prescribe the weight, size and position of all safes and other property brought into the Building, and also the times of moving the same in and out of the Building, and all such moving must be done under the supervision of Landlord. Landlord shall not be responsible for any loss or damage to any such safe or property from any cause; but all damage done to the Project by m6ving or maintaining any such safe or property shall be repaired at the expense of tenants. No furniture, packages or merchandise will be received in the Building or carried up or down in the elevators, except between such hours, in such elevators and in such manner as shall be designated by Landlord.

             12. Electric wiring of every kind shall be introduced and connected as directed by Landlord, and no boring or cutting for wires shall be allowed, except with the prior written consent of Landlord. The location of telephone, call boxes, and similar equipment shall be subject to approval by Landlord.

             13. The requirements of tenants will be attended to only upon application at the office of Landlord. Landlord's employees shall not perform any work nor do anything outside of their regular duties unless under special instructions from the office, and shall not admit any persons (tenants or otherwise) to any office without instruction from the office of Landlord.

             14. Landlord reserves the right to close and keep locked all entrances and exits to the Project during hours Landlord may deem advisable for the adequate protection of the property. Use of the Project and the tenant's premises before or after normal business hours7 or at any time during Saturdays. Sunday and legal holidays, shall be permitted and subject to the rules and regulations Landlord may prescribe. Tenants, tenants' employees, agents or associates, or other persons entering or leaving the Project at any time, when it is so locked, may be required to sign the Project register, and the watchman or Landlord's agent in charge shall have the right to refuse admittance to any person into the Project without satisfactory identification showing such person's right of access to the Project at such time. Landlord assumes no responsibility and shall not be liable for any loss or damage resulting from the admission of any authorized or unauthorized person to the Project.

             15. Landlord reserves the right to exclude or expel from the Project any person, including any tenant who, in the judgment of Landlord, is intoxicated or tinder lie influence of liquor or drugs, or who shall do any act in violation of these rules and regulations.

             16. No tenant shall conduct any auction, or store goods, wares or merchandise on its premises. Articles of unusual size and weight shall not be permitted in the Project.

             17. Tenant shall not allow anything to be placed on the outside window ledges of their premises or to be thrown out of the windows of the Building. No vehicles, except bicycles, and no animal shall be brought into the offices, halls, corridors, elevators, or any other part of the Building, by tenants or the agents, employees or invitees of tenants, and tenants shall not place or permit to be placed any obstruction or refuse in any public part of the Project.

            18. Tenants shall give Landlord prompt notice of any accidents to or defects in the water pipes, gas pipes, electric lights and fixtures, heating apparatus, or any other service equipment.

            19. The restrooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they are constructed, and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant, who, or whose employees or invitees, shall have caused it.

            20. No tenant shall overload the floor of its premises or in any way deface its premises or any part thereof,

            21. No cooking, without Landlord's prior written consent, shall be done or permitted by any tenant in its premises, nor shall the premises be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purposes.

            22. Tenant shall not use or keep in its premises or anywhere in the Project any kerosene, gasoline, or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord.

             23. No vending machine or machines of any description shall be installed. maintained or operated in a tenant's premises without the prior written consent of Landlord.

             24. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building and/or Project.

             25. Tenant shall not disturb, solicit or canvass any occupant of the Project and shall cooperate to prevent the same.

             26. All entrance doors to the tenants premises shall be left locked when the premises are not in use, and all doors opening to public corridors shall be kept closed except for normal ingress and egress from the premises.

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

             27. No tenant shall use the name of the Building or the Project or use pictures or illustrations of the Building or the Project in advertising or other publicity, without prior written consent of Landlord.

             28. No tenant shall waste electricity or water and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's IIVAC system and shall refrain from attempting to adjust any controls. Tenants shall keep public corridor doors closed.

             29. Peddlers, solicitors, and beggars shall be reported to the Office of the Building as Landlord otherwise requests-




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

                                    EXHIBIT C

                          PARKING RULES AND REGULATIONS

            1. No tenant or Authorized User shall park vehicles in any parking areas designated by Landlord as areas for parking by visitors to the Project. Without the prior approval of Landlord, no tenant or Authorized User shall leave vehicles in the Parking Structure overnight or park any vehicle in the Parking Structure other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks. Landlord may, in its sole discretion, designate separate parking areas for bicycles and motorcycles.

            2. Cars must be parked entirely within the stall lines painted on the floor.

            3. All directional signs and arrows must be observed.

            4. The speed limit shall be five (5) miles per hour.

            5. Parking is prohibited:

              (i) In areas not striped for parking;

              (ii) In aisles;

              (iii) Where "No Parking" or "Handicap" signs are posted;

              (iv) On ramps;

               (v) In cross-hatched areas:

              (vi)In such other  areas as may be  designated  by  Landlord,  its agents, lessee or licensee.

            6. Parking stickers or any other device or form of identification supplied by Landlord shall remain the property of Landlord. Such parking identification device must be displayed as requested and may not be mutilated in any manner, The serial number of the parking identification device may not be obliterated. Devices are not transferable, and any device in the possession of any unauthorized holder will be void. There will be a replacement charge to the Tenant or Authorized User for the loss of any magnetic parking card or other parking identification device.

            7. Garage managers or attendants are not authorized to make or allow any exceptions to these rules and regulations.

             8. Every Authorized User is requested to park and lock his own car. All responsibility for damage to cars to be repaired is assumed by the Authorized User. Each tenant shall repair or cause to be repaired at its sole cost and expense any and all damage to the Parking Structure or any part thereof caused by a Tenant or its Authorized Users or resulting from vehicles of Authorized Users.

             9. Loss or theft of parking identification devices from automobiles must be reported to the garage manager immediately. Any parking identification devices found on any unauthorized car will be confiscated arid the illegal holder will be subject to prosecution. Lost or stolen devices previously reported and then found must be reported to the office of the garage management immediately.

             10. Spaces are for the express purpose of one automobile per space. Washing, waxing, cleaning or servicing of any vehicle by the Authorized User and/or his agents is prohibited Storage of vehicles for periods exceeding one (1) week is prohibited and said vehicle shall be subject to towing.

            11. The garage management reserves the right to refuse the issuance of monthly stickers or other parking identification devices to any tenant, Authorized User or person and/or his agents or representatives who willfully refuses to comply with the above Rules and Regulations, or any city, state or federal ordinance, law or agreement.

            12. Authorized Users shall not load or unload in areas other than those designated by Landlord for such activities.

             13. Authorized Users and unauthorized users parked in prohibited areas are subject to towing at their own expense.




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

                                 EXHIBIT C

                           TENANT ESTOPPEL CERTIFICATE

 TO: Aetna Life Insurance Company ("Aetna") and/or whom else it may concern:

  THIS IS TO CERTIFY THAT:

  1. The undersigned is the lessee ("Tenant") under that certain lease dated July 17, 1998 by and between MUSEUM SQUARE ASSOCIATES as lessor "(Landlord") and ONLY MULTIMEDIA NETWORK, INC., covering those certain premises commonly known and designated as Suite 124 ("Premises").

  2. The Lease is not in default and is valid and in full force and effect on the date hereof. The Lease is the only Lease or agreement between Tenant and Landlord affecting or relating to the Premises. The Lease represents the entire agreement between Landlord and Tenant with respect to the Premises, The Lease has not been modified, changed, altered, assigned, supplemented or amended in any respect, except as indicated below (if none, state "none").
                             None

  3. Tenant is not entitled to, and has made no agreement(s) with Landlord or its agents or employees concerning, free rental, partial rent, rebate Of rental payments, credit or offset or deduction in rent, or any other type of rental concession including, without limitation, lease support payments or lease buy-outs, except as indicated below (if none, state "none").
                             None

  4. Tenant has accepted and now occupies the Premises, and is and has been open for business since October 1 1998. The Lease term began October 1, 1998. The termination date of the present term of the Lease, excluding unexercised renewals, is October 31, 2008.

  5. Tenant's security deposit is $7,440.00 . Tenant has paid rent for the Premises for the period up to and including October 1, 1998. The fixed minimum rent and any additional rent (including Tenant's share of tax increases and cost of living increases) payable by Tenant presently is $5,735.00 per month. No such rent has been paid more than one (1) month in advance of its due date, excepted as indicated below (if none, state "none").
                             None

  6. No event has occurred and no condition exists which, with the giving of notice or the lapse of time or both, will constitute a default under the lease. Tenant has no existing defenses or offsets against the enforcement of this Lease by Landlord.

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

  7. All conditions under this Lease to be performed by Landlord have been satisfied. All required contributions by the Landlord to be Tenant on account of Tenant's tenant improvements have been received by Tenant. Tenant has received or will receive payment or credit for tenant improvement work in the total amount of $-0- or if other than cash, describe below (if none, state "none").
                            None

  8. The Lease contains, and Tenant has, no outstanding options or rights of the first refusal to purchase the Premises or any part thereof or all or any part of the real property of which tie
   Premises are a part, except as described below (if none, state none").
                             None

  9. No actions, whether voluntary or otherwise, are pending against Tenant or any general party of Tenant under the bankruptcy laws of the United States or any state thereof.

  10. No one except Tenant and its employees occupies the Premises. Tenant has not sublet the Premises to any sublease and has not assigned any of its rights under the Lease, except as indicated below (if none, state "none").
                              None

     11. The address for notices to be sent to Tenant is as set forth in the Lease.

     12. To the best of Tenant's knowledge, the use, maintenance or operation of the Premises complies with, an will at all times comply with, all applicable federal, state, county or local statutes, laws, rules and regulations of any governmental authorities relating to environmental, health or safety matters (being hereinafter collectively referred to as the Environmental Laws).

     13. The Premises have not been used and Tenant does not plan to use the Premises or any activities which, directly or indirectly, involve the use, generation, treatment, storage, transportation or disposal of any petroleum product or any toxic or hazardous chemical, material, substance, pollutant or waste,

     14. Tenant has not received any notices, written or oral, of violation of any Environmental Law or of any allegation which, if true4 would contradict anything contained herein and there are no writs, injunctions, decrees, orders or judgments outstanding, no lawsuits, claims, proceedings or investigations pending or threatened, relating to the use, maintenance operation of the Premises, no is Tenant aware of a basis for any such proceeding.

     15. Intentionally omitted

     16. Tenant agrees to give any Mortgagee and/or Trust Deed Holders ("Mortgagee"), by registered mail, a copy of any notice of default served upon the Landlord, provides that prior to such notice Tenant has been notified in writing, (by way of Notice of Assignment of Rents and fl/eases, or otherwise) of the address of such Mortgagee. Tenant further agrees that if Landlord shall failed to cure such default within the time provided for in this Lease, then Mortgage shall have an additional time as may be necessary to cure such default shall be granted if within such sixty (60) days Mortgage has commenced is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminated which remedies are being so diligently pursued.

     17. This certification is made to induce Aetna to make certain fundings, knowing that Aetna relies upon the truth of this certification in disbursing said funds.

     18.  The   undersigned  is  authorized  to  execute  this  Tenant  Estoppel
     Certificate on behalf of Tenant.

       Dated this 17th day of July, 1998.

                           ONLY MULTIMEDIA NETWORK, INC. (TENANT)
                  8/18/98  Philip Gustlin - CEO

The undersigned hereby certifies that the certifications set forth above are true as of the date hereof.

                           MUSEUM SQUARE ASSOCIATES (OWNER) (LANDLORD)
                  8/24/98



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